                                                                      EXHIBIT 10

                        AMENDMENT NO. 4 AND WAIVER UNDER
                      AMENDED AND RESTATED CREDIT AGREEMENT

                  THIS AMENDMENT NO. 4 AND WAIVER UNDER AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment No. 4") is made the 8th day of July, 2003, by and among JLG INDUSTRIES, INC., a Pennsylvania corporation ("JLG"), and certain of its subsidiaries listed on Schedule 1 to the Credit Agreement (as defined below) (each, together with JLG, individually a "Borrower" and individually and collectively, the "Borrowers"); the Lenders listed on Schedule 2 to the Credit Agreement; Wachovia Bank, National Association, as administrative agent and documentation agent ("Administrative Agent"); and BankOne, Michigan, as syndication agent ("Syndication Agent").

                                   BACKGROUND

                  Borrowers, Lenders, Administrative Agent and Syndication Agent entered into an Amended and Restated Credit Agreement dated June 17, 2002, as amended by Amendment No. 1 to Amended and Restated Credit Agreement dated August 30, 2002, Amendment No. 2 and Waiver under Amended and Restated Credit Agreement dated February 21, 2003 and Amendment No. 3 under Amended and Restated Credit Agreement dated April 28, 2003 (as amended and as may be further amended from time to time, the "Credit Agreement"), to finance the Borrowers' working capital and general corporate requirements.

                  Borrowers and Lenders wish to make certain amendments to, and grant certain waivers under, the Credit Agreement, as set forth herein and subject to the terms and conditions hereof.

                  In consideration of the foregoing and the premises and the agreements hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree as follows:

                  1.       Definitions.

                           a.       General Rule. Unless otherwise defined
herein, terms used herein which are defined in the Credit Agreement shall have the respective meanings assigned to such terms in the Credit Agreement.

                           b.       Additional Definitions. As of the Amendment
No. 4 Effective Date, the following definitions are hereby added to Section 1.1 of the Credit Agreement to read in their entirety as follows:

                           "Amendment No. 4" means that certain Amendment No. 4
                  and Waiver under Amended and Restated Credit Agreement by and among Borrowers, Lenders, Administrative Agent and Syndication Agent, dated July 8, 2003.

                           "Amendment No. 4 Effective Date" means the date on
                  which the conditions set forth in Paragraph 10 of Amendment No. 4 have been satisfied.

                           "Fee Letter" shall mean that certain fee letter dated
                  as of June 27, 2003, executed by SunTrust Bank and SunTrust Capital Markets, Inc. and accepted and agreed to by JLG Industries, Inc.

                           "Mink Acquisition" means the acquisition of
                  substantially all of the assets and liabilities of the telescopic material handler business of "OmniQuip Textron" from the Seller pursuant to the Mink Purchase Agreement.

                           "Mink Purchase Agreement" means, that certain
                  Purchase and Sale Agreement by and among the Seller, Textron Inc., JLG Acquisition Corporation and JLG.

                           "Mink Seller Note" shall mean that certain promissory
                  note, to be executed by JLG Acquisition Corporation in favor of the Seller, in a principal amount not to exceed $15,000,000 and in substantially the form attached to Amendment No. 4 as Exhibit A.

                           "Seller" shall mean Trak International, Inc.

                           c.       Amended Definitions. As of the Amendment No.
4 Effective Date, the following definitions set forth in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as set forth below:

                           "Administrative Agent" means SunTrust Bank in its
                  capacity as Administrative Agent hereunder, and any successor thereto appointed pursuant to Section 12.9.

                           "Business Day" means (a) for all purposes other than
                  as set forth in clause (b) below, any day other than a Saturday, Sunday or legal holiday on which banks in New York, New York, are open for the conduct of their commercial banking business, and (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, any LIBOR Rate Loan, any day that is a Business Day described in clause (a) and that is also a day for trading by and between banks in Dollar deposits in the London interbank market; provided that if such day relates to a borrowing or continuation of, a payment or prepayment of principal of or interest on, or the Interest Period for, a LIBOR Rate Loan or a notice by the Borrower with respect to any such Borrowing, continuation, payment, prepayment or Interest Period, "Business Day" shall mean any day on which the Trans-European Automated Real-Time Gross settlement Express Transfer system (commonly known as TARGET) is open.

                           "Debt" means, with respect to any Person at any date
                  and without duplication, the sum of the following calculated in accordance with GAAP: (a) all liabilities, obligations and indebtedness, in each case for borrowed money, including but not limited to obligations evidenced by bonds, debentures, notes or other similar instruments of such Person, (b) all obligations to pay the deferred purchase price of property or services of such Person, (c) the capitalized amount of all obligations of such Person as lessee under Capital Leases, (d) all Debt of any other Person secured by a Lien on any asset of such Person, (e) all Guaranty Obligations of such Person, (f) all obligations, contingent or otherwise, of such Person relative to the face amount of letters of credit, whether or not drawn, including without limitation any Reimbursement Obligation, and banker's acceptances issued for the account of any such Person, (g) all net obligations incurred by such Person pursuant to Hedging Agreements, (h) Operating Lease Value under Operating Leases (including without limitation "synthetic" or similar leases) and (i) Recourse Obligations; provided, that the term Debt shall not include Non-Recourse Obligations whether or not classified as debt in accordance with GAAP.

                           "Dollar Equivalent" shall mean, on any date, with
                  respect to any amount expressed in an Alternate Currency, the amount of Dollars that would be required to purchase the amount of such Alternate Currency on the Currency Calculation Date based upon the spot selling rate quoted on the Reuters NFX page for the sale of such Alternate Currency in the London market prior to 4:OO p.m. (London time), as determined by the Administrative Agent.

                           "Issuing Lender" means, (i) for all Letters of Credit
                  issued prior to the Amendment No. 4 Effective Date, Wachovia Bank, National Association and (ii) for all Letters of Credit issued on or after the Amendment No. 4 Effective Date, SunTrust Bank, in its capacity as issuer of any Letter of Credit, or any successor thereto.

                           "Prime Rate" means, at any time, the rate of interest
                  per annum publicly announced from time to time by SunTrust Bank as its prime rate. Each change in the Prime Rate shall be effective as oft he opening of business on the day such change in the Prime Rate occurs. The parties hereto acknowledge that the rate announced publicly by SunTrust Bank as its Prime Rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks.

                           "Swingline Lender" means SunTrust Bank in its
                  capacity as swingline lender hereunder.

                           "Swingline Termination Date" means the first to occur
                  of (a) the resignation of SunTrust Bank as Administrative Agent in accordance with Section 12.9 and (b) the Termination Date.

                           "Termination Date" means, the earliest of: (i)
                  December 31, 2003; (ii) the date of termination by the Borrowers pursuant to Section 2.6(a); or (iii) the date of termination by the Administrative Agent on behalf of the Lenders pursuant to Section 11.2(a).

                           "Total Funded Debt" means, as of the date of
                  determination, with respect to JLG and its Consolidated Subsidiaries, the aggregate outstanding principal amount of all Debt described in clauses (a), (c), (h) (only to the extent that an Operating Lease is a "synthetic" lease as defined in accordance with GAAP) and (i) of the definition of Debt set forth in this Section 1.1 and Reimbursement Obligations.

                           d.       Deleted Definition. As of the Amendment No.
4 Effective Date, the definition of "Wachovia" set forth in Section 1.1 of the Credit Agreement is hereby deleted in its entirety.

                  2. Amendment to Article IV of the Credit Agreement. As of the Amendment No. 4 Effective Date, Sections 4.4(a) and (b) of the Credit Agreement are hereby amended and restated in their entirety as follows:

                  (a) Each payment by the Borrowers on account of the principal of or interest on the Loans or of any fee, commission or other amounts (including the Reimbursement Obligation) payable to the Lenders under this Agreement or any Note shall be made not later than 1:00 p.m. (New York time) on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent's Office for the account of the Lenders (other than as set forth below) pro rata in accordance with their respective Commitment Percentages (except as specified below), in Dollars, in immediately available funds and shall be made without any set-off, counterclaim or deduction whatsoever.

                  (b)      Intentionally Omitted.

                  3. Amendment to Article VII of the Credit Agreement. As of the Amendment No. 4 Effective Date, Article VII of the Credit Agreement is hereby amended by adding the following new Section 7.7 (Acquisition Documents):

                           Section 7.7 Acquisition Documents. Promptly upon
                  execution thereof and subject to any confidentiality provisions contained therein, duly executed copies of all principal acquisition documents related to any acquisition permitted by Section 10.4(c), including the Mink Acquisition.

                  4. Amendment to Section 9.1 (Leverage Ratio). As of the Amendment No. 4 Effective Date, Section 9.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                           9.1 Leverage Ratio. As of the last day of each fiscal quarter of JLG and its Consolidated Subsidiaries, permit the Leverage Ratio to exceed 6.0:1.0.

                  5. Amendment to Section 9.2 (Adjusted Interest Coverage Ratio). As of the Amendment No. 4 Effective Date, Section 9.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                           9.2 Adjusted Interest Coverage Ratio. As of the last day of each fiscal quarter of JLG and its Consolidated Subsidiaries, permit the Adjusted Interest Coverage Ratio to be less than 1.25:1.0.

                  6. Amendment to Section 9.4 (Adjusted Leverage Ratio). As of the Amendment No. 4 Effective Date, Section 9.4 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                           9.4 Adjusted Leverage Ratio. As of the last day of each fiscal quarter of JLG and its Consolidated Subsidiaries, permit the Adjusted Leverage Ratio to exceed 7.0:1.0.

                  7. Amendment to Section 9.5 (Senior Leverage Ratio). As of the Amendment No. 4 Effective Date, Section 9.5 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                           9.5 Senior Leverage Ratio. As of the last day of each fiscal quarter of JLG and its Consolidated Subsidiaries, permit the Senior Leverage Ratio to exceed 2.5:1.0.

                  8. Additional Section 10.1(s) (Limitations on Debt and Guaranty Obligations). As of the Amendment No. 4 Effective Date, the Lenders hereby agree that effective as of the date the Mink Acquisition is consummated (the "Mink Acquisition Date"), (i) Section 10. 1(q) of the Credit Agreement is hereby amended to replace "$15,000,000; and" with "$15,000,000;"; (ii) Section 10.1(r) of the Credit Agreement is hereby amended to replace "at any time." with "at any time; and"; and (iii) the following subsection 10.1(s) is hereby added:

                           (s) (i) the Mink Seller Notes and a guaranty by JLG of the obligations evidenced thereby, (ii) the Debt described on Schedule 10.1(s) assumed pursuant to the Mink Purchase Agreement and (iii) any renewal, refinancing, refunding or extensions of Debt referred to in clauses (i) and
                  (ii) above so long as the aggregate principal amount thereof is not increased, and rates of interest and fees with respect thereto, are not increased by more than 2% per annum, the maturity or the weighted average life thereof is not shortened, and the representations, warranties, covenants and defaults contained therein are not more restrictive or onerous than those contained in documents evidencing or governing the Debt referred to in clauses (i) and (ii) above;

                  9. Additional Section 10.3(0). As of the Amendment No. 4 Effective Date, the Lenders hereby agree that effective as of the Mink Acquisition Date, (i) Section 10.3(m) of the Credit Agreement is hereby amended to replace "margin financing; and" with "margin financing;"; (ii) Section 10.3(n) of the Credit Agreement is hereby amended to replace "Section 8.12(b)." with "Section 8.12(b); and"; and (iii) the following subsection 10.3(0) is hereby added:

                           (o) Liens on assets acquired pursuant to the Mink Purchase Agreement to the extent described on Schedule 10.3(o).

                  10. Amendment to Section 10.4(c) (Limitations on Loans, Advances, Investments and Acquisitions). As of the Amendment No. 4 Effective Date, Section 10.4(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  (c) Investments by a Borrower or any Subsidiary in the form of acquisitions of all or substantially all of the business or a line of business (whether by the acquisition of capital stock, assets or any combination thereof) of any other Person, provided, that: (i) in the case of any acquisition with respect to which the purchase price to be paid by the Borrower or any Subsidiary is in excess of $20,000,000, at least ten (10) Business Days prior to the consummation of such acquisition, JLG delivers to Administrative Agent one (1) year of historical financial information for the entity to be acquired and a certificate of the chief financial officer, a treasurer or any assistant treasurer of JLG demonstrating compliance with (and showing the calculations of) each of the financial covenants set forth in Article IX: (x) as of the end of the fiscal quarter immediately preceding the closing of such acquisition, after giving pro forma effect in accordance with Regulation S-X promulgated by the Securities Exchange Commission, as in effect from time to time, to such acquisition as though the closing had occurred on the last day of such fiscal quarter; and (y) on a projected basis for the fiscal year following the acquisition, after giving pro forma effect in accordance with Regulation S-X promulgated by the Securities Exchange Commission, as in effect from time to time, to such acquisition as though the closing had occurred on the last day of the fiscal quarter immediately preceding the closing of such acquisition; provided, however, that for purposes of the Mink Acquisition, (1) the requirement that the financial information delivered pursuant to clauses (x) and
                  (y) give pro forma effect "in accordance with Regulation S-X promulgated by the Securities Exchange

                  Commission, as in effect from time to time" shall not apply,
                  (2) the certification required in clause (x) above shall be given as of July 31, 2003, after giving pro forma effect to the Debt incurred in connection with the Mink Acquisition, but not giving pro forma effect to EBITDA, Consolidated interest expense and Adjusted Interest Expense related to the assets or Persons acquired in the Mink Acquisition and (3) the certifications required in clause (y) above shall be made on a projected basis as if the Mink Acquisition closing occurred on July 31, 2003; (ii) there is no Event of Default or Default hereunder at the time of such acquisition or Investment or which would be caused by such acquisition or Investment; (iii) such business or line of business is in substantially the same fields as the businesses conducted on the Closing Date and in lines of business reasonably related thereto; (iv) such acquisition shall have been approved by the board of directors or any committee or Person duly delegated with the authority of a board of directors of the Person being acquired; (v) the total consideration paid or payable by such Borrower or such Subsidiary for such acquisition, excluding the effect of customary purchase price adjustments, shall not exceed $100,000,000; (vi) after giving effect to such acquisition, JLG and its Consolidated Subsidiaries taken as a whole shall be solvent; and (vii) all consents necessary for such acquisition shall have been acquired;

                  11. Amendment to Section 12.1 (Appointment). As of the Amendment No. 4 Effective Date, Section 12.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                           12.1 Appointment. Each of the Lenders hereby irrevocably designates and appoints SunTrust Bank as Administrative Agent of such Lender under this Agreement and the other Loan Documents for the term hereof, and each such Lender irrevocably authorizes SunTrust Bank, as Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and such other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or such other Loan Documents, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the other Loan Documents or otherwise exist against the Administrative Agent. Any reference to the Administrative Agent in this Article XII shall be deemed to refer to the Administrative Agent solely in its capacity as Administrative Agent and not in its capacity as a Lender.

                  12. Amendment to Section 13.l(b) Notices). As of the Amendment No. 4 Effective Date, Section 13.l(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                           (b) Addresses for Notices. Notices to any party shall be sent to it at the following addresses, or any other address as to which all the other parties are notified in writing.

                           If to the Borrowers:

                                    JLG Industries, Inc.
                                    1 JLG Drive
                                    McConnellsburg, PA 17233-9533
                                    Attention: James H.Woodward, Jr.
                                    Executive Vice President and
                                    Chief Financial Officer
                                    Telephone No.: (717) 485-5161
                                    Telecopy No.:  (717) 485-6462

                           With copies to:

                                    Covington and Burling
                                    1201 Pennsylvania Avenue, N. W.
                                    Washington, DC 20044-7566
                                    Attention: W. Andrew Jack, Esquire
                                    Telephone No.: (202) 662-5232
                                    Telecopy No.:  (202) 662-6291

                                    And

                                    Covington and Burling
                                    1330 Avenue of the Americas
                                    New York, NY 10019
                                    Attention: David A. Rosinus, Esquire
                                    Telephone No.: (212) 841-1197
                                    Telecopy No.:  (212) 841-1144

                           If to SunTrust Bank as Administrative Agent:

                                    SunTrust Bank
                                    919 E. Main Street
                                    22nd Floor
                                    Richmond, VA 23219

                                    Attention: Stephen B. Derby
                                    Telephone No.: (804) 782-7348
                                    Telecopy No.:  (804) 782-5413

                           With copies to:

                                    King & Spalding LLP
                                    191 Peachtree Street
                                    Atlanta, GA 30303
                                    Attention: Carolyn Z. Alford, Esquire
                                    Telephone No.: (404) 572-3551
                                    Telecopy No.:  (404) 572-5149

                           If to any Lender:    To the Address set forth on
                                    Schedule 2 hereto.

                           The parties hereto further agree that address,
                  telephone and telecopy information for the Administrative Agent in Section 9(b) of the Security Agreement and Paragraph 10 of the Pledge Agreement are hereby amended to the address, telephone and telecopy information for SunTrust Bank and its counsel, King & Spalding, set forth above.

                  13. Amendment to Section 13.4 (Governing Law). As of the Amendment No. 4 Effective Date, Section 13.4 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                           13.4 Governing Law. This Agreement, the Notes and the other Loan Documents, unless otherwise expressly set forth therein, shall be governed by, construed and enforced in accordance with the laws of the State of New York, without reference to the conflicts or choice of law principles thereof.

                           The parties hereto further agree that governing law
                  provisions of Section 9 (d) of the Security Agreement and Paragraph 12 of the Pledge Agreement are hereby amended such that the Security Agreement and Pledge Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York, without reference to the conflicts or choice of law principles thereof.

                  14. Amendment to Section 13.5 (Consent to Jurisdiction). As of the Amendment No. 4 Effective Date, Section 13.5 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                                    13.5     Consent to Jurisdiction. The
                  Borrowers hereby irrevocably consent to the personal jurisdiction of the United States District Court of the Southern District of New York, and of any state court of the State of Supreme Court of the State of New York sitting in New York county, in any action, claim or other proceeding arising out of any dispute in connection with this Agreement, the Notes and the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations. The Borrowers hereby irrevocably consent to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Administrative Agent or any Lender in connection with this Agreement, the Notes or the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations, on behalf of itself or its Property, in the manner specified in Section
                  13.1. Nothing in this Section 13.5 shall affect the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by Applicable Law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against the Borrowers or their properties in the courts of any other jurisdictions.

                           The parties hereto further agree that the consent to
                  jurisdiction provisions of Section 9(i) of the Security Agreement and Paragraph 17 of the Pledge Agreement are hereby amended such that the parties to the Security Agreement and Pledge Agreement shall have irrevocably consented to the personal jurisdiction of the United States District Court of the Southern District of New York, and of any state court of the State of Supreme Court of the State of New York sitting in New York county, in any action, claim or other proceeding arising out of any dispute in connection therewith.

                  16. Amendment to Relevant Time. As of the Amendment No. 4 Effective Date, all references to "Charlotte time" shall be deemed amended to "New York time".

                  17. Amendment to Schedules. AS of the Amendment No. 4 Effective Date, the Lenders hereby agree that effective as of the Mink Acquisition Date, the Credit Agreement is hereby amended by adding Schedules 10.1(s) and 10.3(o) attached hereto as Schedules 10.1(s) and 10.3(o) to the Credit Agreement.

                  18. Representation as to Senior Indebtedness under the Mink Seller Note. To induce the Lenders to enter into this Amendment, JLG represents and warrants that the definition of "Senior Indebtedness" contained in the Indenture referenced in the Mink Seller Note includes without limitation the Credit Agreement, as amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement refinancing, replacing or otherwise restructuring all or any portion of the indebtedness under the Credit Agreement or any successor or replacement agreement.

                  19. Notices, Waivers and Consents for Successor Administrative Agent.

                           a.       Administrative Agent Resignation Notice. As
of the Amendment No. 4 Effective Date, pursuant to Section 12.9 of the Credit Agreement, Wachovia Bank, National Association hereby gives notice of its resignation of its position as Administrative Agent and documentation agent under the Credit Agreement, effective as of the Amendment No. 4 Effective Date.

                           b.       Waiver. Section 12.9 of the Credit Agreement
requires that the Administrative Agent give at least twenty Business Days' notice of its resignation to the Lenders and the Borrowers. As of the Amendment No. 4 Effective Date, the Borrowers and Lenders hereby waive such twenty Business Days' notice requirement in Section 12.9 and accept the resignation of Wachovia Bank, National Association as Administrative Agent and Documentation Agent.

                           C.       Appointment of Successor Administrative
Agent. Effective as of the Amendment No. 4 Effective Date, the Lenders hereby appoint SunTrust Bank as successor Administrative Agent under the Credit Agreement (the "New Administrative Agent") to Wachovia Bank, National Association (the "Retiring Administrative Agent"), and SunTrust Bank hereby accepts such appointment. Pursuant to Section 12.9 of the Credit Agreement, as of the Amendment No. 4 Effective Date, the New Administrative Agent succeeds to and becomes vested with all rights, powers, privileges and duties of the Retiring Administrative Agent, and the Retiring Administrative Agent is discharged from its duties and obligations under the Credit Agreement.

                           d.       Representations and Warranties of New
Administrative Agent. As of the Amendment No. 4 Effective Date, the New Administrative Agent hereby represents and warrants to the Lenders that (i) it is a Georgia banking corporation and (ii) it has minimum capital and surplus of at least $500,000,000.

                  20. Representations and Warranties. As of the Amendment No. 4 Effective Date, each Borrower hereby represents and warrants to Lenders as follows:

                           a.       Representations. (i) The representations and
warranties set forth in Article VI of the Credit Agreement, together with the applicable Schedules related thereto, as amended and restated in connection with this Amendment No. 4, are true and correct in all material respects as of the Amendment No. 4 Effective Date, except for any representation or warranty made as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date; (ii) no Event of Default or Default under the Credit Agreement has occurred and is continuing; and (iii) no Borrower is aware of any Material Adverse Effect since July 31, 2002.

                           b.       Power and Authority. Each Borrower has the
power and authority under the laws of its jurisdiction of incorporation or formation and under its respective formation documents to execute and perform this Amendment No. 4 and the other documents and agreements required hereunder (collectively, the "Amendment Documents"); all necessary actions (corporate or otherwise) for the execution and performance by each Borrower of the Amendment Documents have been taken; and each of the Amendment Documents and the Credit Agreement, as amended, constitute the valid and binding obligations of each Borrower, enforceable in accordance with its respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state, federal or foreign debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies.

                           c.       No Violations of Law or Agreements. The
execution and performance of the Amendment Documents by Borrowers in accordance with their respective terms will not: (i) violate any provisions of any applicable law or regulation, foreign, federal, state or local, or the formation or organizational documents of any Borrower or (ii) result in any breach or violation of, or constitute a default or require the obtaining of any consent under, any material agreement or instrument by which any Borrower is a party or by which any of its property may be bound.

                  21. Conditions to Effectiveness of Amendment. This Amendment No. 4 shall be effective upon the satisfaction (or waiver in accordance with Section 13.13 of the Credit Agreement) of each of the following conditions:

                           a.       Amendment No. 4. This Amendment No. 4 shall
have been duly executed by Borrowers, Required Lenders, the Retiring Administrative Agent and the New Administrative Agent.

                           b.       Overdraft Facility. The New Administrative
Agent shall have received an amendment to the documentation evidencing the Overdraft Facility, effecting modifications of the Overdraft Facility that conform to the modifications to the Credit Agreement effected by Amendment No. 4 in all pertinent respects, in form and substance reasonably acceptable to New Administrative Agent.

                           c.       Amendment Fees. The Borrowers shall have
paid to the New Administrative Agent, for the benefit of each Lender that has executed this Amendment No. 4, on a pro rata basis, an amendment fee equal to 0.125% of each such executing Lender's Commitment.

                           d.       Fee Letter. The Borrower shall have executed
and delivered to the New Administrative Agent the Fee Letter and paid to the Administrative Agent all fees required to be paid thereunder.

                           e.       Consents. The New Administrative Agent shall
have received certified copies of all consents, approvals, authorizations, registrations and filings and orders required or advisable to be made or obtained under any requirement of law, or by any contractual obligation of each Borrower, in connection with the execution, delivery, performance, validity and enforceability of this Amendment or any of the transactions contemplated thereby, and such consents, approvals, authorizations, registrations, filings and orders shall be in full force and effect, all applicable waiting periods shall have expired.

                           f.       Retiring Administrative Agent Fees.
Borrowers shall have paid Retiring Administrative Agent for all accrued fees and out-of-pocket reasonable expenses (including without limitation reasonable fees and expenses of counsel) incurred by the Retiring

Administrative Agent in connection with the preparation, execution and delivery of this Amendment No. 4.

                           g.       Assignment and Acceptance. SunTrust Bank and
Wachovia Bank, National Association shall have entered into an Assignment and Acceptance substantially in the form of Exhibit G to the Credit Agreement assigning 100% of Wachovia Bank, National Association's Commitment and outstanding Revolving Credit Exposure to SunTrust Bank.

                           h.       Letters of Credit. SunTrust Bank shall have
issued Letters of Credit to Wachovia Bank, National Association in the amounts and with the maturities matching those letters of credit identified on Exhibit C hereto and otherwise on terms and conditions acceptable to SunTrust Bank and Wachovia Bank, National Association.

                  22. Affirmations. Borrowers hereby: (i) affirm all the provisions of the Credit Agreement, as amended by this Amendment No. 4, and (ii) agree that the terms and conditions of the Credit Agreement and the Collateral Security Documents shall continue in full force and effect as amended hereby.

                  23. Release. TO INDUCE THE NEW ADMINISTRATIVE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT NO.4, BORROWERS REPRESENT AND WARRANT THAT AS OF THE DATE OF THIS AMENDMENT NO. 4, THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH:

                           a.       EACH BORROWER WAIVES ANY AND ALL SUCH
CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT NO. 4; AND

                           b.       EACH BORROWER RELEASES AND DISCHARGES THE
RETIRING ADMINISTRATIVE AGENT, THE NEW ADMINISTRATIVE AGENT AND THE LENDERS, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY, THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATION, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH ANY BORROWER EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY, OTHER THAN OBLIGATIONS UNDER THE LOAN DOCUMENTS.

                  24.      Miscellaneous.

                           a.       Borrowers agree to pay or reimburse the New
Administrative Agent for all out-of-pocket reasonable fees and expenses (including without limitation reasonable fees and expenses of counsel) incurred by the New Administrative Agent in connection with the preparation, execution and delivery of this Amendment No. 4.

                           b.       This Amendment No.4 shall be governed by and
construed in accordance with the laws of the State of New York, without regard to conflicts of law or choice of law principles.

                           c.       This Amendment No.4 may be executed in any
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

                           d.       Except as expressly set forth herein, the
execution, delivery and performance of this Amendment No. 4 shall not operate as a waiver of any right, power or remedy of the New Administrative Agent or Lenders under the Credit Agreement and the agreements and documents executed in connection therewith or constitute a waiver of any provision thereof, nor shall anything contained herein be construed as or constitute a consent to or waiver of any further period or provision of the Credit Agreement.

                           e.       Borrowers acknowledge and agree that
Retiring Administrative Agent shall be entitled to all indemnification rights existing under the Credit Agreement with respect to all actions and inactions performed by it as Administrative Agent, Issuing Bank, Swingline Lender and Lender prior to the Amendment No. 4 Effective Date.

                  25. Assignment of Liens and Filings. Retiring Administrative Agent hereby (i) agrees to execute and deliver such assignments or amendments to deeds of trust or mortgages, intellectual property filings, and other documents as the Borrower or New Administrative Agent may reasonably request and (ii) authorizes the Borrowers and the New Administrative Agent to file all Uniform Commercial Code financing statement amendments, in each case at the expense of the Borrower in order to evidence or give public notice of the change in Administrative Agent, so long as such assignments, amendments or other documents are without recourse or warranty to the Retiring Administrative
Agent. Retiring Administrative Agent agrees to deliver to the New Administrative Agent, promptly after the Amendment No. 4 Effective Date, all promissory notes, stock certificates and other collateral in its possession, with all instruments of transfer or stock powers delivered in connection therewith, and until such time acknowledges that it is retaining control over such notes, stock certificates and other collateral on behalf of the New Administrative Agent. The Borrowers acknowledge and agree that the change in Administrative Agent shall not affect in any manner the creation, perfection or priority of any Liens previously or hereafter granted to the Administrative Agent under the Loan Documents, and agrees to give, execute, deliver, file and/or record any notice, statement, instrument document, agreement or other papers that may be necessary or desirable, or that the Administrative Agent may request, in order to evidence the change in the Administrative Agent.

                  26. Confidentiality. Each of the Administrative Agent and the Lenders hereby acknowledges and agrees that pursuant to Section 2 of the Confidentiality Agreement attached hereto as Exhibit B (the "Confidentiality Agreement" ) (i) JLG has informed them of the confidential nature of all Information (as defined in the Confidentiality Agreement) and (ii) the

Administrative Agent or such Lender will keep the Information that it is furnished confidential, will not (without the prior written consent of the appropriate Disclosing Party) disclose such Information in any manner whatsoever, and will not use any Information other than in connection with evaluating the Mink Acquisition, except to the extent permitted by the Confidentiality Agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 4 the day and year first above written.

Attest:                                  JLG INDUSTRIES, INC.

By: /s/ Edward K. Duplaga                By: /s/ James H. Woodward, Jr.
    -------------------------------          -----------------------------------
    Name:  Edward K. Duplaga                 Name:
    Title: Assistant Secretary               Title:

Attest:                                  FULTON INTERNATIONAL, INC.

By: /s/ Edward K. Duplaga                By: /s/ James H. Woodward, Jr.
    -------------------------------          -----------------------------------
    Name:  Edward K. Duplaga                 Name:
    Title: Assistant Secretary               Title:

Attest:                                  JLG EQUIPMENT SERVICES, INC.

By: /s/ Edward K. Duplaga                By: /s/ James H. Woodward, Jr.
    -------------------------------          -----------------------------------
    Name:  Edward K. Duplaga                 Name:
    Title: Assistant Secretary               Title:

Attest:                                  GRADALL INDUSTRIES, INC.

By: /s/ Edward K. Duplaga                By: /s/ James H. Woodward, Jr.
    -------------------------------          -----------------------------------
    Name:  Edward K. Duplaga                 Name:
    Title: Assistant Secretary               Title:

Attest:                                  THE GRADALL COMPANY

By: /s/ Edward K. Duplaga                By: /s/ James H. Woodward, Jr.
    -------------------------------          -----------------------------------
    Name:  Edward K. Duplaga                 Name:
    Title: Assistant Secretary               Title:

                             [EXECUTIONS CONTINUED]

Attest:                                  ACCESS FINANCIAL SOLUTIONS, INC.

By: /s/ Edward K. Duplaga                By: /s/ James H. Woodward, Jr.
    -------------------------------          -----------------------------------
    Name:  Edward K. Duplaga                 Name:
    Title: Assistant Secretary               Title:

Attest:                                  JLG MANUFACTURING, LLC
                                            By: /s/ JGL INDUSTRIES, INC.

By: Edward K. Duplaga                    By: /s/ James H. Woodward, Jr.
    -------------------------------          -----------------------------------
    Name:  Edward K. Duplaga                 Name:
    Title: Assistant Secretary               Title:

Attest:                                  JLG EUROPE BV

By: _______________________________      By: /s/ James H. Woodward, Jr.
                                             -----------------------------------
    Name:                                    Name:
    Title:                                   Title:

Attest:                                  JLG MANUFACTURING EUROPE BVBA

By: _______________________________      By: /s/ James H. Woodward, Jr.
                                             -----------------------------------
    Name:                                    Name:
    Title:                                   Title:

                             [EXECUTIONS CONTINUED]

                                    LENDERS

                                    WACHOVIA BANK, NATIONAL ASSOCIATION
                                    as the Retiring Administrative Agent

                                    By: /s/ JORGE A. GONZALEZ
                                        ----------------------------------------
                                        Name:  JORGE A. GONZALEZ
                                        Title: Managing Director

                                    BANK ONE, NA, successor by merger to Bank
                                    One, Michigan, individually as a Lender and in its capacity as Syndication Agent

                                    By: ________________________________________
                                        Name:
                                        Title:

                                    JP MORGAN CHASE BANK, successor by merger to THE CHASE MANHATTAN BANK, N.A., as a Lender

                                    By: ________________________________________
                                        Name:
                                        Title:

                                    BANCO ESPIRITO SANTO, S.A., NASSAU BRANCH, as a Lender

                                    By: ________________________________________
                                        Name:
                                        Title:

                                    By: ________________________________________
                                        Name:
                                        Title:

                             [EXECUTIONS CONTINUED]

                                    LENDERS

                                    WACHOVIA BANK, NATIONAL ASSOCIATION as the
                                    Retiring Administrative Agent

                                    By: ________________________________________
                                        Name:
                                        Title:

                                    BANK ONE, NA, successor by merger to Bank
                                    One, Michigan, individually as a Lender and in its capacity as Syndication Agent

                                    By: ________________________________________
                                        Name:
                                        Title:

                                    JP MORGAN CHASE BANK, successor by merger to THE CHASE MANHATTAN BANK, N.A., as a Lender

                                    By: ________________________________________
                                        Name:
                                        Title:

                                    BANCO ESPIRITO SANTO, S.A., NASSAU BRANCH, as a Lender

                                    By: /s/ Terry R. Hull
                                        ----------------------------------------
                                        Name:  Terry R. Hull
                                        Title: Senior Vice President

                                    By: /s/ Andrew M. Orsen
                                        ----------------------------------------
                                        Name:  Andrew M. Orsen
                                        Title: Vice President

                             [EXECUTIONS CONTINUED]

                                    MANUFACTURERS AND TRADERS TRUST COMPANY, successor in interest to Allfirst Bank, f/k/a The First National Bank of Maryland, as a Lender

                                    By: /s/ Kellie M. Matthews
                                        ----------------------------------------
                                        Name:  Kellie M. Matthews
                                        Title: Administrative Vice President

                                    HARRIS TRUST AND SAVINGS BANK, as a Lender

                                    By: ________________________________________
                                        Name:
                                        Title:

                                    NATIONAL CITY BANK OF PENNSYLVANIA, as a
                                    Lender

                                    By: ________________________________________
                                        Name:
                                        Title:

                                    COMERICA BANK, as a Lender

                                    By: ________________________________________
                                        Name:
                                        Title:

                                    CITIZENS BANK OF PENNSYLVNIA, as a Lender

                                    By: ________________________________________
                                        Name:
                                        Title:

                             [EXECUTIONS CONTINUED]

                                MANUFACTURERS AND TRADERS TRUST
                                COMPANY, successor in interest to Allfirst Bank, f/k/a The First National Bank of Maryland, as a Lender

                                By: ____________________________________________
                                    Name:
                                    Title:

                                HARRIS TRUST AND SAVINGS BANK,
                                as a Lender

                                By: /s/ MICHAEL D. PINCUS
                                    -------------------------------------------
                                    Name:  MICHAEL D. PINCUS
                                    Title: MANAGING DIRECTOR

                                NATIONAL CITY BANK OF PENNSYLVANIA,
                                as a Lender

                                By: ____________________________________________
                                    Name:
                                    Title:

                                COMERICA BANK, as a Lender

                                By: ____________________________________________
                                    Name:
                                    Title:

                                CITIZENS BANK OF PENNSYLVANIA, as a
                                Lender

                                By: ____________________________________________
                                    Name:
                                    Title:

                             [EXECUTIONS CONTINUED]

                                MANUFACTURERS AND TRADERS TRUST
                                COMPANY, successor in interest to Allfirst Bank, f/k/a The First National Bank of Maryland, as a Lender

                                By: ____________________________________________
                                    Name:
                                    Title:

                                HARRIS TRUST AND SAVINGS BANK,
                                as a Lender

                                By: ____________________________________________
                                    Name:
                                    Title:

                                NATIONAL CITY BANK OF PENNSYLVANIA,
                                as a Lender

                                By: ____________________________________________
                                    Name:
                                    Title:

                                COMERICA BANK, as a Lender

                                By: ____________________________________________
                                    Name:
                                    Title:

                                CITIZENS BANK OF PENNSYLVANIA, as a
                                Lender

                                By: /s/ Joseph N. Butto
                                    --------------------------------------------
                                    Name:  Joseph N. Butto
                                    Title: Vice President

                             [EXECUTIONS CONTINUED]

                                SUNTRUST BANK, as the New Administrative
                                Agent and a Lender

                                By: /s/ William Christensen
                                    --------------------------------------------
                                    Name:  William Christensen
                                    Title: Vice President

                                BANK HAPOALIM B.M., as a Lender

                                By: ____________________________________________
                                    Name:
                                    Title:

                                CREDIT SUISSE FIRST BOSTON, as a Lender

                                By: ____________________________________________
                                    Name:
                                    Title:

                                THE BANK OF NEW YORK, as a Lender

                                By: ____________________________________________
                                    Name:
                                    Title:

                                BANK OF TOKYO-MITSUBISHI TRUST
                                COMPANY, as a Lender

                                By: ____________________________________________
                                    Name:
                                    Title:

                             [EXECUTIONS CONTINUED]

                                        SUNTRUST BANK, as the New Administrative
                                        Agent and a Lender

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        BANK HAPOALIM B.M., as a Lender

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        CREDIT SUISSE FIRST BOSTON, as a Lender

                                        By: /s/ Jay Chall
                                            ------------------------------------
                                            Name:  Jay Chall
                                            Title: Director

                                        By: /s/ Cassandra Droogan
                                            ------------------------------------
                                            Name:  CASSANDRA DROOGAN
                                            Title: ASSOCIATE

                                        THE BANK OF NEW YORK, as a Lender

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        BANK OF TOKYO-MITSUBISHI TRUST
                                        COMPANY, as a Lender

                                        By: ____________________________________
                                            Name:
                                            Title:

                             [EXECUTIONS CONTINUED]

                                        CREDIT LYONNAIS NEW YORK BRANCH, as a
                                        Lender

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        ERSTE BANK, as a Lender

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        STANDARD FEDERAL BANK, N.A.,
                                        as a Lender

                                        By: /s/ Mark T Ossman
                                            ------------------------------------
                                            Name:  MARK T OSSMAN
                                            Title: AVP

                                        SUNBANK,
                                        as a Lender

                                        By: ____________________________________
                                            Name:
                                            Title:

                                Schedule 10.1(s)

                        DEBT ASSUMED IN MINK ACQUISITION

                  1. approximately $3,600,000 of Capital Leases in connection with the Lease Agreement dated February 1, 1999 between the City of Oakes, North Dakota and Oakes Enhancement, Inc.

                  2. Guaranty of Textron, Inc. dated September 28, 1999 in favor of First Union National Bank (guarantee of First Union's Irrevocable Letter of Credit No. S138931 in the amount of $157,000, issued November 20, 1997 in favor of Transport Insurance Company and/or Continental Casualty Company and/or Transcontinental Technical Services, Inc. for the account of the Seller)

                  3. approximately $4,700,000 of Operating Lease Value in connection with various Operating Leases

                  4. approximately $16,300,000 of Recourse Obligations in connection with the third party customer financings of the Seller(1)

                  5. other Debt being assumed by JLG or any of its Subsidiaries in connection with the transactions contemplated by the Mink Purchase Agreement not to exceed $1,000,000.

-----------------------------
         (1) The amount of Recourse Obligations listed represents the stated amount of the obligations pursuant to such customer financings, as required by the definition of Guaranty Obligations. The actual liability of JLG and its Subsidiaries is expected to be significantly less because any payments required to be made as a result of these assumed obligations should be substantially mitigated by the resale value of the assets that are the subject of such customer financings.

                                Schedule 10.3(o)

                        LIENS ASSUMED IN MINK ACQUISITION

Liens on assets acquired in connection with the Mink Acquisition in connection with:

                  1. Capital Leases in connection with the Lease Agreement dated February 1, 1999 between the City of Oakes, North Dakota and Oakes Enhancement, Inc.;

                  2. Liens securing the guarantee by Textron, Inc. dated September 28, 1999 in favor of First Union National Bank, which guarantees the reimbursement obligation associated with First Union's Irrevocable Letter of Credit No. S138931 in the amount of $157,000, issued November 20, 1997 in favor of Transport Insurance Company and/or Continental Casualty Company and/or Transcontinental Technical Services, Inc. for the account of the Seller to the extent that the liability associated with such Lien does not exceed $157,000;

                  3. Liens in favor of GFC Leasing, a Division of Gordon Flesch Company, Inc. on equipment (UYP02217 FAX) located at 901 Sunset Drive, Port Washington, WI 53074 and equipment (UYP20215 FAX) located at 369 W Western Avenue, Port Washington, WI 53074;

                  4. Liens in favor of J. Rubin & Co. on between 80,000 and 150,000 pounds of steel bars and shapes delivered to Seller on a monthly basis;

                  5. Liens in favor of Associates Leasing Inc. on New Daewoo Model G30S Forklift Truck, Serial #CX-01023 & G30S Serial #99-02859;

                  6. Liens in favor of Wisconsin Lift Truck Corp. on one 1998 American Lincoln Model 6150 Serial Number: 630300;

                                    EXHIBIT A

                            FORM OF MINK SELLER NOTE

                     UNSECURED SUBORDINATED PROMISSORY NOTE

FIFTEEN MILLION DOLLARS ($15,000,000)                    [_______________], 2003

                  FOR VALUE RECEIVED, JLG ACQUISITION COMPANY, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of TRAK INTERNATIONAL, INC., a Delaware corporation (the "Lender") on [__________], 2005 (the "Maturity Date"), the principal sum of Fifteen Million Dollars ($15,000,000) (the "Loan"), together with all accrued and unpaid interest thereon to the date of payment as hereinafter provided.

                                    Recitals

         A. Concurrent with the execution of this Unsecured Subordinated Promissory Note (this "Note"), the Borrower, the Lender, JLG Industries, Inc. ("JLG") and Textron Inc. entered into that certain Purchase and Sale Agreement, dated as of even date herewith (as amended, restated or otherwise modified from time to time, the "Purchase Agreement"), pursuant to which the Borrower will purchase certain assets and assume certain liabilities of the Lender. Capitalized terms used, but not defined, in this Note shall have the meanings ascribed thereto in the Purchase Agreement.

         B. The Borrower has requested that the Lender extend credit to the Borrower to finance a portion of the purchase price for the Borrower's acquisition pursuant to the Purchase Agreement, and the Lender has so agreed, subject to the terms and conditions set forth herein.

         1. Subject to paragraph 5 below, interest shall accrue on the unpaid principal balance of this Note (computed on the basis of a 360-day year for the actual number of days elapsed) from and including the date hereof until but excluding the Maturity Date at the fixed rate of eight and one-quarter percent (8.25%) per annum (the "Applicable Rate"). Such interest shall be payable by the Borrower monthly in arrears on the first Business Day of each calendar month, following the Closing Date, and ending on but excluding the date on which the Loan is repaid in full. As used herein. "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which banking institutions in Washington, DC, are required or permitted to be closed.

         2. All payments of principal and interest shall be made to the Lender in lawful money of the United States of America and in immediately available funds. If any payment hereunder becomes due and payable on a day other than a Business Day, the due date of such payment shall be extended to the next succeeding Business Day, and, in the case of any payment of principal, interest shall accrue thereon during such extension.

         3. The obligations of the Borrower to the Lender under this Note are guaranteed by JLG pursuant to Section 17.4 of the Purchase Agreement. The Lender (and each transferee or assignee of the Lender) by its acceptance of this Note covenants and agrees that any and all obligations JLG may have in respect of this Note, whether as guarantor pursuant to Section 17.4 of the Purchase Agreement or otherwise, and including any liability in respect of payments of principal and interest on this Note, are unsecured and subordinated and subject in right of payment and priority to the prior payment as and when due of all Senior Indebtedness (as defined in paragraph 6 hereof).

         4. This Note may be prepaid at any time and from time to time, upon one Business Day's written notice to the Lender, in whole or in part, without premium or penalty. If any such notice is given, the amount specified in such notice shall be due and payable by the Borrower on the date specified therein, together with accrued interest to (but excluding) such date on the principal amount prepaid. In the event of prepayment of this Note in part only, a new Note for the unpaid portion hereof shall be issued in the name of the person or entity in whose name this Note is registered upon the cancellation hereof.

         5. In the event that the Borrower fails to pay any principal of the Loan when the same becomes due and payable or any interest on the Loan within five (5) Business Days after the same becomes due and payable, then such failure shall constitute an "Event of Default" hereunder. Following the occurrence of an Event of Default, and for so long as such Event of Default continues, this Note shall bear interest at a rate equal to the Applicable Rate plus two percent (2%) per annum.

         6. The Borrower covenants and agrees, and the Lender (and each transferee or assignee of the Lender) by its acceptance of this Note likewise covenants and agrees; that the payment of the principal of, and interest on, this Note shall be unsecured and subordinated and subject in right of payment and priority to the prior payment as and when due of all Senior Indebtedness. As used herein, "Senior Indebtedness" shall mean the principal of, premium, if any, and interest due and payable on or in connection with, and all fees, costs, expenses and other amounts accrued or due on or in connection with (i) that certain Indenture, dated June 17, 2002, by and among JLG, the Note Guarantors party thereto, and The Bank of New York, as trustee, as the same may be amended, restated or otherwise modified from time to time (the "Indenture"), (ii) any Senior Indebtedness, as defined in the Indenture, (iii) the JLG Industries, Inc. 8 1/4% Senior Notes due 2008 issued pursuant to that certain Indenture, dated as of May 5, 2003, among JLG, the Note Guarantors party thereto, and The Bank of New York, as trustee, (iv) that certain Amended and Restated Credit Agreement, dated June 17, 2002, by and among JLG and its subsidiaries listed on Schedule 1 thereto, as borrowers, and the lenders listed on Schedule 2 thereto and Wachovia Bank, National Association, as Administrative Agent and Documentation Agent, and Bank One, Michigan, as Syndication Agent, as the same may be amended, restated or otherwise modified from time to time, and (v) any Indebtedness, as defined in the Indenture, that by its express terms is senior in right of payment to this Note.

         The Borrower and each endorser hereof waives demand, presentment, protest, diligence, notice of dishonor and any other formality in connection with this Note. Should the obligations evidenced by this Note or any part thereof be collected in any proceeding or be placed in the hands of attorneys for collection, the Borrower agrees to pay, in addition to the principal, interest and other sums due and payable hereon, all reasonable out-of-pocket costs of collecting this Note, including reasonable attorneys' fees and expenses.

         7. Any notice required or permitted to be given hereunder shall be deemed given if mailed, first class, postage prepaid, or sent by courier to the address below, or in either case as either such party may designate to the other in writing;

         if to the Lender:

                         c/o Textron Inc.
                         40 Westminster Street
                         Providence, Rhode Island 02903
                         Attention: Executive Vice President and General Counsel
                         Facsimile: (401) 457-3666

         and if to Borrower:

                         c/o JLG Industries, Inc.
                         13224 Fountainhead Plaza
                         Hagerstown, MD 21742-2678
                         Attention: Senior Vice President and General Counsel
                         Facsimile: (240) 313-1807

         8. No amendment or waiver of any provision of this Note, or consent to any departure by Borrower therefrom, shall in any event be effective unless the same is in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         9. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein are cumulative and not exclusive of any remedies provided by law.

         10. This Note shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns. The Lender may assign to any person all or any part of, or any interest in, the Lender's rights and benefits under this Note.

         11. This Note is made under, and shall be governed by and construed in accordance with, the laws of the State of Delaware applicable to contracts made and to be performed entirely within such State and without giving effect to choice of law principles of such State.

BORROWER:

JLG ACQUISITION CORPORATION

By: ___________________________
    Name:
    Title:

                                    EXHIBIT B

                         MINK CONFIDENTIALITY AGREEMENT

                    [CIRCULATED SEPARATELY, TO BE ATTACHED.]

                                    EXHIBIT C

                              OUTSTANDING LETTERS OF CREDIT

    LC NUMBER                   BENEFICIARY                APPLICANT           AMOUNT             MATURITY
    ---------                   -----------                ---------           ------             --------
1   SM410114P         Safety Mutual Casualty Company        Gradall          $   25,000           10/28/03

2   SM422067W         ABN AMRO, Brussels                    JLG              $  140,000            7/25/03

3   SM200250W         Royal Indemnity Company               JLG              $1,696,000             8/1/03
                      Commonwealth National
4   SM201289W         Bank                                  JLG              $6,200,000           12/17/03

5   SM416578          Akbank                                Gradall          $  858,270            8/20/03

6   SM201674W         Commonwealth of PA                    JLG              $  326,487            1/15/04